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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): September 30, 1999
                                                       ------------------



                              Whittman-Hart, Inc.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-28166                 36-3797833
----------------------------           ------------           ------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)           Identification No.)

    311 South Wacker Drive, Suite 3500, Chicago, Illinois         60606-6618
    -----------------------------------------------------         ----------
           (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code (312) 922-9200
                                                          --------------
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Item 5.   Other Events.

On September 30, 1999, the Registrant and Novell, Inc. ("Novell"), a leading provider of directory-enabled networking software, issued the joint press release attached as Exhibit 99.1 to announce that (a) Novell has agreed to invest $100 million in the Registrant and (b) the Registrant and Novell have formed an alliance to jointly develop customized Novell Directory Services/(R)/ (NDS/TM/) solutions for mid-sized businesses. The information contained in the press release is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.

     (c)  Exhibits

          99.1           Press Release dated September 30, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WHITTMAN-HART. INC.


Dated: October 14, 1999             By: /s/ Bert B. Young
                                       ----------------------------------
                                            Bert B. Young
                                            Chief Financial Officer
                                            and Treasurer

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                   Exhibit
-----------                   -------

99.1                Press Release dated September 30, 1999

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